CONSOLIDATED STATEMENT OF OPERATIONS - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Revenue
Rent	$ 25	$ 26
Management fees	20
Total Revenues	45	26
Operating expenses
Operating expenses	12	18
Corporate general and administrative	80	74
Total Operating Expenses	92	92
Operating (loss)	(47)	(66)
Other income (expense)
Interest income from related parties	52	56
Interest expense		(2)
Other income (expense), net		91
	52	145
Earnings (loss) applicable to common shares	$ 5	$ 79
Net income (loss) per common share-basic and diluted	$ 0.01	$ 0.01
Weighted average common and equivalent shares outstanding - basic	5,132	5,132